Certified Public Accountants and Business Consultants

August 27, 2010

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Georgetown Bancorp Inc.’s statements included under Item 4.01 of its Form 8-K filed on August 27, 2010 and we agree with such statements concerning our firm.

Wolf & Company, P.C.